Annual Meeting of Shareholders Presentation by Robert G. Schoenberger Chairman, President & Chief Executive Officer April 18, 2013 Exhibit 99.1

Safe Harbor Provision
This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”
“estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; variations in weather; long-term global climate change; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems;
publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and
Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's
Annual Report on Form 10-K for the year ended December 31, 2012.
Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made.  Unitil undertakes no obligation to update any forward-
looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

2 Our mission is to provide energy for life—safely, reliably, cost- effectively and responsibly—to a growing number of customers with a high-performing workforce

Unitil

ME
Augusta
Montpelier
VT
NH
Concord
Atlantic Ocean
Fitchburg
Boston
MA
OUR SERVICE AREAS:
Electric
Gas
Electric / Gas
Granite State Pipeline
Office

Unitil Overview
Unitil Service Areas
• Electric and natural gas utility
operations in Maine, New Hampshire
and Massachusetts
• 176,000 total gas and electric
customers
• Regulated utility business model
• Growing operations and customers
• Rate base growth
• Natural gas system expansion
• Usource
• Non-regulated energy brokering
operations conducted through
Usource
• Historic dividend stability
• Experienced management team

2012 Net Income

• Record Earnings Applicable to Common Shareholders of $18.1 million in 2012
• Mild winter weather in 2012 negatively affected earnings by an estimated $1.7 million
Earnings Applicable to Common Shareholders
($ in millions)
$9.5
$16.3
$18.1
2010 2011 2012

Balanced Capital Structure
• Completed public offering of
common stock in May 2012
• 2.76 million shares issued
• $66 million in net proceeds
• Net proceeds were principally
used to contribute equity to all
utility subsidiaries
• Significant improvement in overall
credit statistics, including a
balanced capital structure
Capitalization Ratios
(December 31, 2012)
Preferred
Stock
<0.1%
Common
Equity
48%
Long
Term Debt
52%

Financial Highlights

($ in millions)
($ in millions)
($ in millions) ($ in millions)
$121
$141
$154
2010 2011 2012
$9.5
$16.3
$18.1
2010 2011 2012
$487
$517
$557
$601
2009 2010 2011 2012
$28
$37 $37
2010 2011 2012
Operating Income Sales Margin
Net Income to Common Net Utility Plant

Premier Storm Response
• Unitil selected as one of the winners of the 2012
Emergency Recovery Award from the Edison
Electric Institute for extraordinary recovery
efforts following Hurricane Sandy
• Unitil received praise from customers,
municipalities, elected officials and regulators
• In October 2012, Hurricane Sandy struck with
flooding rain and damaging winds
• During the storm, approximately 69,000 customer
outages were reported, representing 70% of
electric customer base
• Responded to 40,000-plus calls during the event;
99% of those calls picked up in 20 seconds or less
• All impacted customers were back online in less
than 48 hours
Hurricane Sandy
Edison Electric Institute Award
“ [Unitil’s] storm management is now a model for other New Hampshire companies.”
- New Hampshire Public Utilities Commission

Unitil

t cu.ft
1990
1995
2000
2005
2010
2015
2020
2025
2030
2035

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Annual Residential Heating Cost ($)
Gas Fuel Oil
8 Source: Energy Information Administration
U.S. Natural Gas Production, 1990-2035 Retail Cost Comparison
Source: Unitil estimates
Gas Growth - Fundamentals
Natural gas is
currently ~50%
the cost of
retail fuel oil
•
Changing natural gas fundamentals are creating significant opportunities for growth in the local natural gas distribution industry
•
Increase in domestic natural gas production driven largely by shale gas resources
•
On a retail-delivered basis, natural gas is approximately 50% the cost of retail fuel oil
•
Typical residential customer saves on average ~$1,500 / year with natural gas
0
5
10
15
20
25
30
Shale
Tight
Non-associated offshore
Associated with oil
Non-associated onshore
Coalbed methane
Alaska

Gas Growth - Market Potential
Current On-the-Main Penetration (2012) Projected On-the-Main Penetration (2016)
•
Serving 74,000 total gas customers currently
•
Identified 55,000 potential new customers who are “on-the-main”, but not currently taking gas service
- (90% residential / 10% C&I)
•
Over 250,000 homes and businesses within existing service areas do not have natural gas
•
Growth plan target is to serve 92,000 total customers by 2016
•
Represents 5% CAGR in customer growth
74,000
(57%)
55,000
(43%)
Current Customers On-the-Main Prospects
92,000
(71%)
37,000
(29%)
Projected Customers On-the-Main Prospects

Gas Customer Additions
Gas Growth - Customers
•
Gas customer additions significantly increasing since 2008 acquisition of Northern Utilities
•
Added and converted over 2,000 customers in 2012, up approximately 50% from 2011
•
In 2013, plan to target 4,000 customer additions and conversions
700
800
1,100
1,800 250
250
350
350
950
1,050
1,450
2,150
4,000
5,000
2009 2010 2011 2012 2013F 2014F+
Net Additions Conversions

Rate Cases
•
Strong regulatory track record – base rate relief to date has increased sales margins over 30%
•
Continue to have favorable longer term rate plans including cost tracker mechanisms at Unitil Energy and Granite State through 2014
Base Rate Relief
($ in millions)
$11.7
$3.7
$3.3
$2.5
$8.7
$3.7 $33.6
Unitil Energy
5/1/2011 &
5/1/2012
Fitchburg Gas
8/1/2011
Fitchburg Electric
8/1/2011
Granite State
1/1/2011
8/1/2011
8/1/2012
Northern ME
1/1/2012 &
5/1/2012
Northern NH
5/1/2012
Total to Date

2013 Rate Case Filings
Rate
Relief 2013 2014
Company Requested Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Northern Utilities (New Hampshire) $5.2mm
Northern Utilities (Maine) $4.6mm
Fitchburg (Electric) TBD
Rates
Expected
Q2 2014
~9 mos.
Rates
Expected
Q1 2014
~10 mos.
~3 mos. Temporary Rates Expected Q3 2013
Permanent Rates
Expected Q2 2014
~10 mos.
•
Total of $9.8 million of rate relief requested for Northern Utilities in Maine and New
Hampshire
•
Both filings include a comprehensive multi-year rate plan with cost tracker
•
Fitchburg Electric rate case to be filed early third quarter 2013

Unitil

Anchor Glass Container

MOOG

Pratt & Whitney
A United Technologies Company

Mylan® Pharmaceuticals

BROOKHAVEN NATIONAL LABORATORY

BNY MELLON

BASSETT HEALTHCARE

NATIONAL BASEBALL HALL OF FAME

UNIVERSITY OF PITTSBURGH

Lindt
MAÎTRE CHOCOLATIER SUISSE DEPUIS 1845

Usource

Competitive Energy Markets
Customers
Connecticut Minnesota
Delaware New Hampshire
Florida New Jersey
Georgia New York
Illinois Ohio
Indiana Pennsylvania
Maine Rhode Island
Maryland Texas
Massachusetts
West Virginia
Gas & Electric
Gas only
Not fully open
•
Manages over $660 million annually
in electric and gas energy contracts
•
Serves over 1,200 customers
•
>90% customer retention rate
•
Currently serves electricity and/or
natural gas clients in 18 states
•
2012 revenue of $5.5 million
•
Year-end 2012 forward book of
revenue at an all-time high of $8.2
million

Key Investment Highlights
• Regulated local distribution utility
business model
• Diversified natural gas and electric sales
• Growing operations and customer base
•
Utility rate base growth
•
Natural gas system expansion
•
Usource contribution
• Historic dividend stability
• Experienced management team

Question & Answer Session 15